[LOGO OF KOBRICK CENDANT FUNDS APPEARS HERE]


  P.O. Box 8075
  Boston
  Massachusetts
  02266.8075
  www.kcfund.com
  1.888.KCFUND1
  1.888.523.8631


Investment Advisor
Kobrick Cendant Funds, Inc.

Trustees and Officers
Frederick R. Kobrick,
President and Trustee

Michael T. Carmen,
Treasurer and Trustee

Jay H. Atlas,
Trustee

Samuel L. Hayes, III,
Trustee

Joseph P. Paster,
Trustee

Richard A. Goldman,
Secretary

Distributor
Funds Distributor, Inc.

Transfer and Shareholder
Servicing Agent
Boston Financial Data Services, Inc.

Administrator, Accounting Agent
and Custodian
State Street Bank and Trust Company

Independent Auditors
PricewaterhouseCoopers LLP

Legal Counsel
Mintz, Levin, Cohn, Ferris, Glovsky
and Popeo, P.C.


KOBRICK CENDANT FUNDS OFFER A VARIETY OF SERVICES TO MAKE INVESTING EASIER AND MORE CONVENIENT FOR YOU.

~    TRADITIONAL AND ROTH IRAS.

~    AUTOMATIC INVESTMENT AND REDEMPTION PLANS.

~ AUTOMATED TELEPHONE SERVICES FOR PRICES AND ACCOUNT BALANCES 24 HOURS A DAY, 7 DAYS PER WEEK.

~    REPRESENTATIVE-ASSISTED SERVICES 8 AM TO 6 PM ET.

~ WEB SITE WITH DAILY FUND PRICES AND PERFORMANCE, PROSPECTUS AND APPLICATIONS, MANAGER PROFILES, MARKET OUTLOOK AND MORE.

~ UNLIMITED EXCHANGES BETWEEN FUNDS; EXCHANGES ALSO PERMITTED BETWEEN KOBRICK CENDANT FUNDS AND SSGA(SM) US GOVERNMENT MONEY MARKET FUND.

~    WRITTEN CONFIRMATION OF EACH TRANSACTION AND QUARTERLY ACCOUNT STATEMENTS.

~    AVAILABLE THROUGH MANY FUND SUPERMARKETS.

September

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


   President's Message .................................................    2

   Kobrick Cendant Capital Fund
      Management's Discussion and Analysis .............................    4
      Fund Profile .....................................................    5
      Schedule of Investments ..........................................    6

   Kobrick Cendant Emerging Growth Fund
      Management's Discussion and Analysis .............................    8
      Fund Profile .....................................................    9
      Schedule of Investments ..........................................   10

   Kobrick Cendant Growth Fund
      Management's Discussion and Analysis .............................   12
      Fund Profile .....................................................   13
      Schedule of Investments ..........................................   14

   Financial Statements
      Statements of Assets and Liabilities .............................   16
      Statements of Operations .........................................   17
      Statements of Changes in Net Assets ..............................   18
      Financial Highlights .............................................   19

   Notes to Financial Statements .......................................   20

   Report of Independent Accountants ...................................   25

The information contained in this report is intended for the general information of the shareholders of the Funds. Due to active management, there is no guarantee that a Fund currently invests or will continue to invest in the securities listed in this report. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Funds. Please read the prospectus carefully before investing. To obtain a prospectus, please call 1-888-KCFUND1 (1-888-523-8631).


                                 1                               Annual Report

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Dear Fellow Shareholder:

  Kobrick Cendant Funds began its operations in a year filled with global economic uncertainty, as well as market challenges and opportunities. We believe that our funds performed extremely well in this environment, and we are most pleased to report the investment results for our first fiscal year ended September 30, 1998. In addition to launching the Kobrick Cendant Capital Fund and Emerging Growth Fund on January 2, 1998, we addressed what we sensed to be investors' need for a fund focusing exclusively on larger capitalization issues by launching the Kobrick Cendant Growth Fund on September 1, 1998. This report presents a perspective on our first fiscal year of operation and our thoughts regarding the coming year.

  At the beginning of 1998, the prevailing attitude among many investors was one of caution and growing concerns about Asia and weakening corporate earnings. Yet, until July 20th, the equity markets performed quite well, particularly consumer cyclicals and technology securities, which we believe were undervalued in 1997. However, the continuing contagion phenomenon involving Asia, Russia, and Latin America coupled with fears of a U.S. recession contributed to the punishment inflicted on our markets, particularly in August. We have experienced a short, sharp bear market similar in pattern and psychology to the very damaging market of 1990, and the volatility has been incredibly high, only adding to investors' apparent consternation over world events and their real or imagined links to our markets.

  Given the above, we believe our funds performed very strongly against their respective indices. The Emerging Growth Fund ended the nine month period since its inception with a positive return of 1.4%, significantly exceeding the Russell 2000 Index (the commonly used index to measure performance of smaller companies) which had a return of -16.8%. The Capital Fund was up 7.1%, versus 1.05% for the Russell 3000 Index for the nine-month period. The Growth Fund, which had only one month's performance prior to the fiscal year ending, was up 3.2%. This lagged the S&P 500 for the month (+6.24%), primarily due to our structuring this new Fund during the month and, accordingly, not being fully invested during the first few days of September -- a strong period in the market.

  Having managed through all corrections and bear markets since 1971, we have gained substantial experience and also seen patterns similar to today's environment exhibited psychologically and financially. As market movement confirmed during the latter part of October, we believe the declines which hit hardest in August were not those of a long, fundamentally driven bear market, but rather a short-term "collapse" (similar to 1987 and 1990). But now, the decimation that has affected thousands of stocks over a fairly long time period (hidden by the strong performance of a small number of large companies) has, we believe, created significantly greater opportunities. This is particularly true for small and mid-sized companies.

  The stories that panicked the market this time are not as bad as those in 1990. Then, the crowd said after the invasion of Kuwait that Saudi Arabia would fall and we could see an oil embargo similar to the devastating oil embargo of 1973. Many also felt that we would have a severe recession and runaway inflation at the same time. This panic ultimately resulted in a huge market opportunity. Today, the contagion story is that more countries will suffer, eventually hurt-


Annual Report                         2
ing U.S. exports and the overall economy to cause a recession in 1999. The Asian recession was created by excess capital, borrowing, and bank lending in Korea and Thailand (as well as Japan and other geographies), and weak energy prices hurt the economies of Mexico, Canada, Russia and Venezuela. However, our economy is only 11% export-based. Thus, we see weakness in specific sectors because of the international weakness. More importantly, our economy is approximately 45% interest rate sensitive and ever-lower interest rates are not only supporting some sectors today, but because of the lagging effect of the rate cut, we believe will actually be more supportive to the economy and financial markets early next year.

  Concurrently, we are in somewhat of an earnings recession. Energy, capital goods, and various sub-sectors of financials and technology are amongst the worst earnings recession sectors. However, over two-thirds of our economy is consumer-driven which, despite pockets of weakness and some layoffs, we believe will remain solid. We call literally hundreds of CEOs with whom we have access, spanning all sectors, i.e., broadcasting, retail, transportation, finance, technology, etc. The read and optimism remain quite good from Main Street.

  This has been an exciting and rewarding year for our team at Kobrick Cendant. We continue to believe that our strength lies in the type and breadth of the quantitative and qualitative analysis we perform. We have found and expect to continue to find opportunistic buys, particularly in select retailers, technology and financial stocks. After the "mini crash of 1998," we believe there is more opportunity for breadth in the markets and investment gains for our investors than has existed for many years.

  During the market turmoil we regularly updated our web site (www.kcfund.com)
                                                              ----------------
with our commentary. We will continue to keep you informed of market developments and our outlook by updating our web site, which we encourage you to visit. While there, you can check the daily performance of each fund. If we can be of any other assistance, please call us at 1.888.KCFUND1 (1.888.523.8631) from 8am-6pm ET, Monday-Friday.

  We sincerely appreciate your confidence by investing with us.

Very truly yours,

/s/ Frederick R. Kobrick

Frederick R. Kobrick
President and Chief Executive Officer
November 9, 1998

Performance data quoted represents past performance and does not guarantee future results and reflects a partial waiver of fees without which the total return would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of 500 publicly traded stocks representing a variety of industries. The Russell 2000 is an unmanaged index of 2000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. The Russell 3000 is an unmanaged index of the 3000 largest U.S. companies based on total market capitalization. Index performance includes reinvestment of dividends. You cannot invest directly in an index.

                                       3                          Annual Report

--------------------------------------------------------------------------------
                          KOBRICK CENDANT CAPITAL FUND
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------


Performance
-----------

     The Kobrick Cendant Capital Fund commenced operations on January 2, 1998 and finished its first fiscal year on September 30, 1998. We are pleased to report that the Capital Fund ended the nine month period with a total return of +7.1%. This return was significantly better than the average performance of the capital appreciation funds tracked by Lipper Analytical Services, Inc., which had a -2.89% average return for the same period. The Capital Fund also outperformed the Russell 3000 Index, which had a +1.05% return for the same period.

Investment Review
-----------------

     Early in the year we concluded that, given the difficult macroeconomic environment, investors might shy away from smaller cap stocks and concentrate their investments in more established companies until a solution to global problems became more evident. This resulted in our skewing the portfolio of the Capital Fund towards mid and larger capitalization issues. We believed that this shift in the market has, to a great extent, been played out and we now see good valuation and opportunity beyond the large cap sector.

     The Capital Fund's performance was positively impacted by our investments in Internet companies as well as other leading technology companies. Select retail stocks also drove performance in the Fund as a very healthy U.S. consumer continued to spend at leading retailers including Staples, Home Depot, and Men's Wearhouse.

     America Online, one of our largest holdings, is the quintessential example of the impact and power of the Internet on our everyday lives. Each day, over 13 million subscribers can use AOL to access email, the World Wide Web and news, chat with friends and engage in online commerce. AOL has clearly become a global consumer brand with almost $3 billion in revenue and earnings growth in excess of 100%. AOL also illustrates the strength of our buy disciplines in stock selection. We did not make our investment in AOL until after we completed our in-depth research and met with AOL's top management to increase our confidence that AOL had the wherewithal to execute on its new strategy of growing membership at a slower, but albeit good rate, as it improved the profitability of the overall enterprise.

     Based on the well-documented economic situation in Asia Pacific, the Capital Fund avoided several sectors whose fortunes are based on strong demand from that region. For instance, throughout 1998, the Fund had limited holdings in the energy sector. Following two very strong years for this sector, we believed that the decline in demand from the Pacific Basin would cause a glut of oil on the world markets and drive prices down from higher levels attained last year. We also were underweighted in semiconductor issues, correctly determining that Asia's problems would impact demand.

Looking Ahead
-------------

     As the strategy for the Capital Fund permits investing in small, mid and large capitalization companies, this Fund has the ability to be flexible in various market conditions. Whereas our strategy during the past year was to focus on mid and larger capitalization companies, we expect that the opportunities created by the "mini bear market of 1998" will allow us to continue to add selected small cap and emerging growth companies to our portfolio.

Annual Report                          4

--------------------------------------------------------------------------------
                          KOBRICK CENDANT CAPITAL FUND
                                  FUND PROFILE
--------------------------------------------------------------------------------

Objective:      Maximum capital appreciation

Strategy:       Invests in equity securities of companies with small, medium and large capitalizations, including those considered by the Fund's investment manager to be undervalued special situations and emerging growth companies.

Inception Date: January 2, 1998

Manager:        Frederick R. Kobrick


                                TOP TEN HOLDINGS
                           (as of September 30, 1998)

                                                                    % of Fund's
                                                                     net assets

   EMC Corp. .......................................................     4.0
   Microsoft Corp. .................................................     3.9
   America Online, Inc. ............................................     3.8
   Cisco Systems, Inc. .............................................     3.5
   Dell Computer Corp. .............................................     3.3
   Yahoo!, Inc. ....................................................     3.3
   Wind River Systems, Inc. ........................................     2.5
   Lucent Technologies, Inc. .......................................     2.4
   Qwest Communications
       International, Inc. .........................................     2.3
   Eastman Kodak Co. ...............................................     2.3



                               TOP FIVE INDUSTRIES
                           (as of September 30, 1998)

                                                                    % of Fund's
                                                                     net assets

   Computer Software/Services ......................................    19.9
   Retail-Specialty ................................................     7.4
   Computer Hardware ...............................................     6.7
   Medical Products & Services .....................................     6.5
   Computers-Networking ............................................     5.6


                    The Value of a $10,000 Investment in the
                          Kobrick Cendant Capital Fund
              From its Inception (1/2/98) to Present (9/30/98) as
            Compared to the Total Return for the Russell 3000 Index

                           [LINE GRAPH APPEARS HERE]

                                           Kobrik Cedant
                           Russell 3000     Capital Fund

Inception Date    1/2/98      $10,000          $10,000
Present Date     9/30/98      $10,105          $10,710

                     Total Return  +7.1%
                     (since inception 1/2/98 to 9/30/98)

Performance data quoted represents past performance and does not guarantee future results and reflects a partial waiver of fees without which the total return would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Russell 3000 is an unmanaged index of the 3000 largest U.S. companies based on total market capitalization. Index performance includes reinvestment of dividends. Total return is not annualized.

                                       5                        Annual Report

--------------------------------------------------------------------------------
                          KOBRICK CENDANT CAPITAL FUND
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.5%

BANKS-MONEY CENTER -- 5.1%
BankAmerica Corp. ............................            4,400       $  264,550
Chase Manhattan Corp. ........................           14,200          614,150
Citicorp .....................................            2,700          250,931
Nationsbank Corp. ............................            4,900          262,150
                                                                      ----------
                                                                       1,391,781
                                                                      ----------

BIOTECHNOLOGY -- 2.1%
Biogen, Inc. (a) .............................            4,300          282,994
Centocor, Inc. (a) ...........................            7,100          281,337
                                                                      ----------
                                                                         564,331
                                                                      ----------

BROADCAST MEDIA -- 2.9%
Chancellor Media Corp. (a) ...................           11,800          393,825
Clear Channel Communications (a) .............            8,400          399,000
                                                                      ----------
                                                                         792,825
                                                                      ----------

COMMUNICATION-EQUIPMENT -- 2.4%
Lucent Technologies, Inc. ....................            9,400          649,187
                                                                      ----------

COMPUTER HARDWARE -- 6.7%
Apple Computer, Inc. (a) .....................           16,400          625,250
Dell Computer Corp. (a) ......................           13,800          907,350
International Business Machines ..............            2,400          307,200
                                                                      ----------
                                                                       1,839,800
                                                                      ----------

COMPUTER SOFTWARE/SERVICES -- 19.9%
America Online, Inc. .........................            9,300        1,034,625
Citrix Systems, Inc. (a) .....................            8,800          624,800
Compuware Corp. (a) ..........................            8,200          482,775
HBO & Co. ....................................           16,300          470,663
Microsoft Corp. (a) ..........................            9,800        1,078,612
RealNetworks, Inc. (a) .......................            5,500          190,781
Wind River Systems, Inc. (a) .................           14,700          694,575
Yahoo!, Inc. (a) .............................            6,900          893,550
                                                                      ----------
                                                                       5,470,381
                                                                      ----------

COMPUTERS-NETWORKING -- 5.6%
Ascend Communications, Inc. (a) ..............           12,600          573,300
Cisco Systems, Inc. (a) ......................           15,750          973,547
                                                                      ----------
                                                                       1,546,847
                                                                      ----------

COMPUTERS-PERIPHERAL -- 4.0%
EMC Corp. (a) ................................           19,000       $1,086,562
                                                                      ----------

DIVERSE -- 1.1%
American Home Products Corp. .................            5,800          303,775
                                                                      ----------

ELECTRONICS-SEMICONDUCTOR -- 1.4%
Intel Corp. ..................................            4,600          394,450
                                                                      ----------

FINANCIAL(DIVERSE) -- 0.9%
American Express Co. .........................            3,300          256,163
                                                                      ----------

INSURANCE-MULTILINE -- 1.0%
American International Group, Inc. ...........            3,500          269,500
                                                                      ----------

INVESTMENT BANK/BROKERAGE -- 3.3%
Merrill Lynch & Company, Inc. ................           12,300          582,712
Morgan Stanley Dean Witter & Co. .............            7,400          318,663
                                                                      ----------
                                                                         901,375
                                                                      ----------

MEDICAL PRODUCTS & SUPPLIES -- 6.5%
Merck & Co., Inc. ............................            3,600          466,425
Pfizer, Inc. .................................            3,500          370,781
Schering Plough Corp. ........................            4,600          476,388
Warner - Lambert Co. .........................            6,200          468,100
                                                                      ----------
                                                                       1,781,694
                                                                      ----------

PHOTOGRAPH/IMAGING -- 2.3%
Eastman Kodak Co. ............................            8,200          633,962
                                                                      ----------
RESTAURANTS -- 1.6%
Starbucks Corp. (a) ..........................           12,300          445,106
                                                                      ----------
RETAIL-APPAREL -- 4.7%
Abercrombie & Fitch Co. Cl.A (a) .............           11,500          506,000
Cutter &  Buck, Inc. (a) .....................           11,100          255,300
Gap, Inc. ....................................            9,900          522,225
                                                                      ----------
                                                                       1,283,525
                                                                      ----------

RETAIL-BUILDING SUPPLIES -- 2.3%
Home Depot, Inc. ...............................         16,000          632,000
                                                                      ----------

RETAIL-DEPARTMENT STORES -- 0.9%
Family Dollar Stores, Inc. .....................         16,000          252,000
                                                                      ----------

                    See Notes to Financial Statements

Annual Report                          6

--------------------------------------------------------------------------------
                         KOBRICK CENDANT CAPITAL FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------
RETAIL-GENERAL MERCHANDISE -- 1.8%
Wal Mart Stores, Inc. ........................            9,100      $   497,088
                                                                     -----------

RETAIL-SPECIALTY -- 7.4%
Amazon.com, Inc. (a) .........................            4,800          535,800
Bed Bath & Beyond, Inc. (a) ..................           25,200          589,050
eBay, Inc. (a) ...............................              500           22,531
Stage Stores, Inc. (a) .......................           26,100          318,094
Staples, Inc. (a) ............................           19,050          559,594
                                                                     -----------
                                                                       2,025,069
                                                                     -----------

SERVICES-
ADVERTISING/MARKETING -- 2.3%
CMG Information Services, Inc. (a) ...........           11,900          633,675
                                                                     -----------

SERVICES-
COMMERCIAL & CONSUMER -- 2.7%
Century Business Services, Inc. (a) ..........           21,000          427,875
Peapod, Inc. (a) .............................           62,000          325,500
                                                                     -----------
                                                                         753,375
                                                                     -----------

SERVICES-COMPUTER SYSTEMS -- 1.1%
Keane, Inc. (a) ..............................            8,500      $   298,563
                                                                     -----------

TELECOMMUNICATIONS -
LONG DISTANCE -- 3.5%
MCI Worldcom, Inc. (a) .......................            6,800          332,350
Qwest Communications
   International, Inc. (a) ...................           20,300          635,644
                                                                     -----------
                                                                         967,994
                                                                     -----------

Total Common Stocks
   (cost $22,432,855) ........................                        25,671,028
                                                                     -----------

TOTAL INVESTMENTS -- 93.5%
  (cost $22,432,855) .........................                        25,671,028
Other assets less liabilities -- 6.5% ........                         1,791,678
                                                                     -----------
NET ASSETS -- 100% ...........................                       $27,462,706
                                                                     ===========

(a) Non-income producing security.



                       See Notes to Financial Statements


                                       7                           Annual Report

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                     MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------


Performance
-----------

   Despite the extremely difficult third quarter for the stock market generally and small capitalization companies in particular, we believe that the Kobrick Cendant Emerging Growth Fund performed quite well during its first fiscal year, ending the nine month period with a positive return of +1.4%. This positive return greatly exceeds the negative performance (-16.52%) of the average of the 624 small capitalization funds tracked by Lipper Analytical Services, Inc. The Emerging Growth Fund also outperformed the Russell 2000 Index, which was -16.8% for the same period.

Investment Review
-----------------

   Our performance in this Fund was driven by a combination of good individual stock selection as well as avoiding industries and sectors that did not perform well, including energy and semiconductor stocks. Indeed, two specific areas that the Emerging Growth Fund invested more heavily in were the retail sector and the Internet.

   Early in the year, we believed that despite widespread weakness in Asia Pacific, the domestic consumer would continue to drive the economy. Accordingly, the Emerging Growth Fund invested in several stocks well positioned in the specialty retail sector. For instance, we invested in Bed Bath & Beyond, a leading home furnishing and merchandise retailer with over 150 stores throughout the U.S. Our research showed that this company met all three of our buy disciplines -- good management, strong earnings growth and attractive valuation. Also, we determined that Guitar Center, operating about 40 musical instrument stores, had the potential to generate earnings and revenue growth of over 25% during the next five years driven by strong comparable store sales and new store openings.

   Consumers continue to be enthused about the Internet as a medium for entertainment, information, and commerce. As access speed improves, we believe that the Internet may offer the greatest area of growth potential in the emerging growth sector. Several investments were additive to the Emerging Growth Fund's performance including Yahoo and Amazon.com. Yahoo, the leading portal company, has shown that the Internet can be profitable, as it effectively sells advertising space on its site, adds new services and ramps up electronic commerce activities. Amazon.com, one of the leading online shopping sites, has recently expanded its offerings beyond selling books to include music. We believe that Amazon.com will become the shopping mall of choice for online shoppers, offering a variety of items purchased easily and priced competitively.

Looking Ahead
-------------

   We believe the "mini bear" market that we recently experienced has and will continue to create significant buying opportunities, particularly for small capitalization and emerging growth companies. The poor market performance of many of these companies started long before the bear market began on July
20th, but it was mostly hidden by the strong performance of a small number of large companies. It is our expectation that the stocks of these smaller companies are poised to fare quite well as the stock market as a whole recovers.

Annual Report                          8

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                                 FUND PROFILE
--------------------------------------------------------------------------------

Objective:      Provide growth in capital

Strategy:       Invests in equity securities of emerging growth and small
                capitalization companies, which the fund manager believes offers growth that, over the long-term, far outpaces the economy.

Inception Date: January 2, 1998

Manager:        Frederick R. Kobrick

                                TOP TEN HOLDINGS
                           (as of September 30, 1998)
                                                                     % of Fund's
                                                                      net assets
Yahoo!, Inc. .......................................................      5.0
Wind River Systems, Inc. ...........................................      4.3
CMG Information Services, Inc. .....................................      3.5
Bed Bath & Beyond, Inc. ............................................      3.3
Chancellor Media Corp. .............................................      3.3
Tweeter Home Entertainment
  Group, Inc. ......................................................      3.3
HealthCare Financial Partners, Inc. ................................      3.2
Abercrombie & Fitch Co. ............................................      3.0
Citrix Systems, Inc. ...............................................      3.0
Amazon.com, Inc. ...................................................      3.0

                               TOP FIVE INDUSTRIES
                           (as of September 30, 1998)

                                                                     % of Fund's
                                                                      net assets
Computer Software/Services .........................................     17.6
Retail-Specialty ...................................................     14.1
Services-Advertising/Marketing .....................................     10.1
Retail-Apparel .....................................................      7.2
Services-Commercial
  & Consumer .......................................................      6.3


                    The Value of a $10,000 Investment in the
                      Kobrick Cendant Emerging Growth Fund
               From its Inception (1/2/98) to Present (9/30/98) as
            Compared to the Total Return for the Russell 2000 Index

                           [LINE GRAPH APPEARS HERE]

                                              Kobrick Cendant
                        Russell 2000        Emerging Growth Fund

Inception Date  1/2/98   $10,000                $10,000
Present Date   9/30/98    $8,320                $10,140

         Total Return       +1.4%
         (since inception 1/2/98 to 9/30/98)

Performance data quoted represents past performance and does not guarantee future results and reflects a partial waiver of fees without which the total return would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Russell 2000 is an unmanaged index of 2000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. Index performance includes reinvestment of dividends. Total return is not annualized.

                                       9                         Annual Report

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                           SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998

Company                                                   Shares           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.7%

BIOTECHNOLOGY -- 2.1%
Biogen, Inc. (a) ...............................           3,000      $  197,438
Centocor, Inc. (a) .............................           4,800         190,200
                                                                      ----------
                                                                         387,638
                                                                      ----------

BROADCAST MEDIA -- 5.9%
Chancellor Media Corp. (a) .....................          17,900         597,412
SFX Entertainment, Inc. (a) ....................          15,800         491,775
                                                                      ----------
                                                                       1,089,187
                                                                      ----------

COMPUTER HARDWARE -- 3.3%
Powerhouse Technologies, Inc. (a) ..............          34,800         308,850
SBS Technologies, Inc. (a) .....................          12,200         305,000
                                                                      ----------
                                                                         613,850
                                                                      ----------

COMPUTER
SOFTWARE/SERVICES -- 17.6%
Citrix Systems, Inc. (a) .......................           7,800         553,800
Compuware Corp. (a) ............................           6,200         365,025
Ecsoft Group Plc (ADR) (a) .....................          12,500         257,812
Point of Sale Ltd. (a) .........................          51,400         244,150
RealNetworks, Inc. (a) .........................           3,700         128,344
Wind River Systems, Inc. (a) ...................          16,500         779,625
Yahoo!, Inc. (a) ...............................           7,000         906,500
                                                                      ----------
                                                                       3,235,256
                                                                      ----------

FINANCIAL(DIVERSE) -- 3.2%
HealthCare Financial Partners, Inc. (a) ........          14,100         592,200
                                                                      ----------

FOOTWARE -- 2.9%
Kenneth Cole Productions, Inc. (a) .............          29,200         523,775
                                                                      ----------

HOUSEHOLD FURNITURE &
APPLIANCES -- 3.0%
Winsloew Furniture, Inc. (a) ...................          28,600         543,400
                                                                      ----------

INVESTMENT BANK/BROKERAGE -- 3.6%
Donaldson Lufkin & Jenrette, Inc................          11,900         304,194
Hambrecht & Quist Group, Inc. (a) ..............          18,900         347,287
                                                                      ----------
                                                                         651,481
                                                                      ----------

MANAGED CARE -- 2.3%
Trigon Healthcare, Inc. (a) ....................          13,500      $  418,500
                                                                      ----------

RESTAURANTS -- 4.9%
Arkansas Restaurants Corp. (a) .................          41,000         425,375
Starbucks Corp. (a) ............................          13,000         470,438
                                                                      ----------
                                                                         895,813
                                                                      ----------

RETAIL-APPAREL -- 7.2%
Abercrombie & Fitch Co. Cl.A (a) ...............          12,600         554,400
Ann Taylor Stores Corp. (a) ....................          14,300         290,469
Cutter & Buck, Inc. (a) ........................          20,400         469,200
                                                                      ----------
                                                                       1,314,069
                                                                      ----------

RETAIL-DEPARTMENT STORES -- 1.2%
Family Dollar Stores, Inc. .....................          13,400         211,050
                                                                      ----------

RETAIL-SPECIALTY -- 14.1%
Amazon.com, Inc. (a) ...........................           4,900         546,963
Bed Bath & Beyond, Inc. (a) ....................          25,900         605,412
eBay, Inc. (a) .................................             500          22,531
Guitar Center Management, Inc. (a) .............          25,900         485,625
Mens Wearhouse, Inc. (a) .......................           8,100         139,725
Stage Stores, Inc. (a) .........................          16,100         196,219
Tweeter Home Entertainment
   Group, Inc. (a) .............................          43,800         596,775
                                                                      ----------
                                                                       2,593,250
                                                                      ----------

SERVICES-
ADVERTISING/MARKETING -- 10.1%
CMG Information Services, Inc. (a) .............          12,100         644,325
Lamar Advertising Co. (a) ......................           9,800         274,400
Outdoor Systems, Inc. (a) ......................          22,600         440,700
Snyder Communications, Inc. (a) ................          14,600         489,100
                                                                      ----------
                                                                       1,848,525
                                                                      ----------

SERVICES-
COMMERCIAL & CONSUMER -- 6.3%
Bright Horizons Family
  Solutions, Inc. (a) ........................           11,900          252,875
Century Business Services, Inc. (a) ..........           21,500          438,062
Peapod, Inc. (a) .............................           86,800          455,700
                                                                      ----------
                                                                       1,146,637
                                                                      ----------

                       See Notes to Financial Statements

Annual Report                          10

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                           SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998

Company                                                  Shares            Value
--------------------------------------------------------------------------------

SERVICES-COMPUTER SYSTEMS -- 2.7%
Keane, Inc. (a) ..............................           14,300      $   502,288
                                                                     -----------

TELECOMMUNICATIONS -
LONG DISTANCE -- 2.3%
Qwest Communications
   International, Inc. (a) ...................           13,700          428,981
                                                                     -----------

Total Common Stocks
   (cost $16,302,752) ........................                        16,995,900
                                                                     -----------

TOTAL INVESTMENTS -- 92.7%
  (cost $16,302,752) .........................                        16,995,900
Other assets less liabilities -- 7.3% ........                         1,334,337
                                                                     -----------
NET ASSETS -- 100%                                                   $18,330,237
                                                                     ===========
(a) Non-income producing security.
ADR - American Depositary Receipt

                       See Notes to Financial Statements

                                       11                          Annual Report

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                     MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------


Performance
-----------

   We launched the Kobrick Cendant Growth Fund on September 1, 1998 and, although it only had one month of operations prior to the end of the fiscal year, we were pleased with the performance. As of September 30(th), the Growth Fund's one month performance was +3.2%. This lagged the performance of the S&P 500 for the month (+6.24%), primarily due to our structuring the Fund's portfolio at the beginning of the month and, accordingly, the Fund was not fully invested at that time when the market was stronger.

Investment Review
-----------------

   The performance of the Fund in September was driven by a rebound in the technology sector as well as investments across a broad set of industries including telecommunication service companies, pharmaceuticals, and healthcare services. Dell and Microsoft were the two biggest contributors to performance and we believe both companies remain extremely well positioned within the technology sector. Dell continues to take market share at an increasing rate. Dell's business model of direct to consumer and business has afforded the company a huge advantage and now other large computer companies including Compaq and IBM have attempted to emulate the Dell model. Microsoft, despite near term legal issues, continues to dominate the personal computer software market. More importantly, it has quickly become a formidable competitor as the Internet market continues to grow and its NT operating system continues to forge new alliances at the enterprise level. The Fund also gained in September from its investments in pharmaceutical companies, including Merck, Pfizer, and Warner Lambert. Given the overall weakness in corporate profits, we noticed that these companies have continued to deliver strong double-digit earnings growth.

Looking Ahead
-------------

   We believe that the recent decline in large company stock value was largely due to the fear over earnings recession. However, over two-thirds of the U.S. economy is based on consumer spending which has been and, we expect, will continue to be strong. Accordingly, we will continue to perform our in-depth due diligence to find stocks of large capitalization companies for the Growth Fund that meet our strict buy disciplines -- management that can execute, high earnings growth and compelling valuations.

Annual Report                         12

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                                 FUND PROFILE
--------------------------------------------------------------------------------


Objective:            Provide long-term growth of capital

Strategy:             Invests in equity securities of companies with large
                      capitalizations, whose good track records, excellent management and strong balance sheets indicate to the fund manager an ability to grow and better handle market volatility over time.

Inception Date:       September 1, 1998

Manager:              Frederick R. Kobrick

                                TOP TEN HOLDINGS
                           (as of September 30, 1998)
                                                                     % of Fund's
                                                                      net assets
Microsoft Corp. ....................................................      5.2
General Electric Co. ...............................................      4.5
AT&T Corp. .........................................................      4.4
Dell Computer Corp. ................................................      3.7
Merck & Co., Inc. ..................................................      3.7
Eastman Kodak Co. ..................................................      3.7
EMC Corp. ..........................................................      3.3
MCI Worldcom, Inc. .................................................      3.2
Gap, Inc. ..........................................................      3.0
Home Depot, Inc. ...................................................      3.0


                               TOP FIVE INDUSTRIES
                           (as of September 30, 1998)
                                                                     % of Fund's
                                                                      net assets
Medical Products & Supplies ........................................     18.3
Telecommunications-Long
 Distance ..........................................................     16.3
Computer Software/Services .........................................      7.1
Computer Hardware ..................................................      5.0
Diverse ............................................................      4.5


                    The Value of a $10,000 Investment in the
                           Kobrick Cendant Growth Fund
                From its Inception (9/1/98) to Present (9/30/98)
               Compared to the Total Return for the S&P 500 Index

                           [LINE GRAPH APPEARS HERE]

                                            Kobrick Cendant
                            S&P 500           Growth Fund

Inception Date  9/1/98      $10,000             $10,000
Present Date    9/30/98     $10,624             $10,320

             Total Return           +3.2%
             (since inception 9/1/98 to 9/30/98)



Performance data quoted represents past performance and does not guarantee future results and reflects a partial waiver of fees without which the total return would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of 500 publicly traded stocks representing a variety of industries. Index performance includes reinvestment of dividends. Total return is not annualized.

                                     13                          Annual Report

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998

Company                                                   Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.0%

BANKS-MONEY CENTER -- 1.6%
Chase Manhattan Corp. ..........................             400        $ 17,300
                                                                        --------

BIOTECHNOLOGY -- 3.1%
Amgen, Inc. (a) ................................             100           7,556
Biogen, Inc. (a) ...............................             200          13,162
Centocor, Inc. (a) .............................             300          11,888
                                                                        --------
                                                                          32,606
                                                                        --------

COMMUNICATION-EQUIPMENT -- 2.6%
Lucent Technologies, Inc. ......................             400          27,625
                                                                        --------

COMPUTER HARDWARE -- 5.0%
Dell Computer Corp. (a) ........................             600          39,450
International Business Machines ................             100          12,800
                                                                        --------
                                                                          52,250
                                                                        --------

COMPUTER
SOFTWARE/SERVICES -- 7.1%
HBO & Co. ......................................             700          20,213
Microsoft Corp. (a) ............................             500          55,031
                                                                        --------
                                                                          75,244
                                                                        --------

COMPUTERS-NETWORKING -- 2.6%
Cisco Systems, Inc. (a) ........................             450          27,816
                                                                        --------

COMPUTERS-PERIPHERAL -- 3.3%
EMC Corp. (a) ..................................             600          34,312
                                                                        --------

DIVERSE -- 4.5%
General Electric Co. ...........................             600          47,737
                                                                        --------

ELECTRONICS-SEMICONDUCTOR -- 2.4%
Intel Corp. ....................................             300          25,725
                                                                        --------

FINANCIAL(DIVERSE) -- 3.3%
American Express Co. ...........................             200          15,525
Federal National Mortgage Assn..................             300          19,275
                                                                        --------
                                                                          34,800
                                                                        --------

HOSPITAL MANAGEMENT -- 1.1%
Tenet Healthcare Corp. (a) .....................             400        $ 11,500
                                                                        --------

INSURANCE-MULTILINE -- 1.8%
Chubb Corp. ....................................             300          18,900
                                                                        --------

INVESTMENT BANK/BROKERAGE -- 2.6%
Merrill Lynch & Company, Inc....................             400          18,950
Morgan Stanley Dean Witter & Co.................             200           8,613
                                                                        --------
                                                                          27,563
                                                                        --------

MEDICAL PRODUCTS &
SUPPLIES -- 18.3%
Baxter International, Inc. .....................             400          23,800
Cardinal Health, Inc. ..........................             200          20,650
Johnson & Johnson ..............................             400          31,300
Medtronic, Inc. ................................             300          17,362
Merck & Co., Inc. ..............................             300          38,869
Pfizer, Inc. ...................................             100          10,594
Schering Plough Corp. ..........................             200          20,712
Warner - Lambert Co. ...........................             400          30,200
                                                                        --------
                                                                         193,487
                                                                        --------

PHOTOGRAPH/IMAGING -- 3.7%
Eastman Kodak Co. ..............................             500          38,656
                                                                        --------

RETAIL-APPAREL -- 3.0%
Gap, Inc. ......................................             600          31,650
                                                                        --------

RETAIL-BUILDING SUPPLIES -- 3.0%
Home Depot, Inc. ...............................             800          31,600
                                                                        --------

RETAIL-FOOD CHAINS -- 2.1%
Albertson's, Inc. ..............................             400          21,650
                                                                        --------

RETAIL-GENERAL MERCHANDISE -- 2.6%
Wal Mart Stores, Inc. ..........................             500          27,313
                                                                        --------

RETAIL-SPECIALTY -- 2.0%
Staples, Inc. (a) ..............................             700          20,563
                                                                        --------

                       See Notes to Financial Statements

Annual Report                        14

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------

TELECOMMUNICATIONS -
LONG DISTANCE -- 16.3%
Ameritech Corp. .........................................   400       $   18,950
AT&T Corp. ..............................................   800           46,750
Bell Atlantic Corp. .....................................   500           24,219
MCI Worldcom, Inc. (a) ..................................   700           34,212
Qwest Communications
  International, Inc. (a) ...............................   800           25,050
SBC Communications, Inc .................................   500           22,219
                                                                      ----------
                                                                         171,400
                                                                      ----------
Total Common Stocks
   (cost $924,262) ......................................                969,697
                                                                      ----------
TOTAL INVESTMENTS -- 92.0%
   (cost $924,262) ......................................                969,697
Other assets less liabilities -- 8.0% ...................                 84,742
                                                                      ----------
NET ASSETS -- 100% ......................................             $1,054,439
                                                                      ==========
(a) Non-income producing security.

                       See Notes to Financial Statements


                                     15                            Annual Report

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                      Statements of Assets and Liabilities
                                September 30,1998

                                                  Kobrick-Cendant  Kobrick-Cendant   Kobrick-Cendant
                                                     Capital       Emerging Growth       Growth
                                                      Fund              Fund              Fund
                                                   ----------        ----------        ----------
ASSETS
   Investments, at value (Note 2)
     Securities (cost $22,432,855, $16,302,752
     and $924,262, respectively) ..............    $ 25,671,028     $ 16,995,900     $    969,697
   Cash .......................................         621,444             --             67,851
   Receivable for securities sold .............       1,223,576        1,398,245           12,938
   Deferred organizational costs (Note 2) .....          39,340           39,344             --
   Deferred offering costs (Note 2) ...........           9,755            9,755           13,354
   Dividends and interest receivable ..........           7,309            1,656            1,062
   Receivable for Fund shares sold ............           2,885           27,537             --
   Prepaid expenses ...........................           2,427            2,425             --
   Receivable due from Adviser (Note 3) .......            --              2,368            8,506
                                                   ------------     ------------     ------------
       TOTAL ASSETS ...........................      27,577,764       18,477,230        1,073,408

LIABILITIES
   Due to custodian ...........................            --             42,928             --
   Payable for Fund shares redeemed ...........            --              4,533             --
   Investment advisory fee payable (Note 3) ...           9,454             --               --
   Distribution fees payable (Note 4) .........           6,534            4,184              214
   Accounts payable and accrued expenses ......          99,070           95,348           18,755
                                                   ------------     ------------     ------------
       TOTAL LIABILITIES ......................         115,058          146,993           18,969
                                                   ------------     ------------     ------------
          NET ASSETS ..........................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                                   ============     ============     ============


NET ASSETS
   Paid-in capital ............................    $ 24,866,246     $ 19,126,196     $  1,022,958
   Undistributed net investment income ........            --               --                273
   Accumulated net realized loss on investments        (641,713)      (1,489,107)         (14,227)
   Net unrealized appreciation of investments .       3,238,173          693,148           45,435
                                                   ------------     ------------     ------------
          NET ASSETS ..........................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                                   ============     ============     ============


   Total shares outstanding at end of period ..       2,563,524        1,807,244          102,189

   Net asset value, offering price, and
   redemption price per share .................    $      10.71     $      10.14     $      10.32
                                                   ============     ============     ============

                        See Notes to Financial Statements

Annual Report                          16

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                            Statements of Operations
                    For the Periods Ended September 30, 1998

                                                       Kobrick-Cendant  Kobrick-Cendant Kobrick-Cendant
                                                           Capital      Emerging Growth     Growth
                                                           Fund (1)        Fund (1)        Fund (2)
                                                         ------------    ------------    ------------
INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes
   of $741, $95, and $0, respectively) ............    $    50,095     $    48,614     $     1,062
   Interest .......................................         42,164          92,772             410
                                                       -----------     -----------     -----------
          TOTAL INVESTMENT INCOME .................         92,259         141,386           1,472

EXPENSES
   Investment advisory fees (Note 3) ..............        250,782         239,480             856
   Distribution fees (Note 4) .....................         62,695          59,870             214
   Transfer agent fees (Note 3) ...................         64,179          63,738           3,692
   Custodian fees .................................         32,682          28,862           1,675
   Audit fees .....................................         26,729          26,701          15,000
   Legal fees .....................................         26,630          26,519              74
   Other ..........................................         26,559          26,600             407
   Administrative fees ............................         26,180          26,099             590
   Registration fees ..............................         25,046          25,218           1,552
   Amortization of offering costs (Note 2) ........         17,379          17,379              --
   Trustees fees (Note 3) .........................          8,902           8,887           2,745
   Amortization of organizational costs (Note 2) ..          8,444           8,440              --
                                                       -----------     -----------     -----------
          TOTAL EXPENSES ..........................        576,207         557,793          26,805
                                                       -----------     -----------     -----------
   Fees waived and/or expenses reimbursed
   by investment advisor and transfer agent .......       (137,005)       (137,945)        (25,606)
                                                       -----------     -----------     -----------
          NET EXPENSES ............................        439,202         419,848           1,199
                                                       -----------     -----------     -----------
            NET INVESTMENT INCOME (LOSS)...........    $  (346,943)    $  (278,462)    $       273
                                                       -----------     -----------     -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments ...............       (618,382)     (1,489,107)        (14,227)
   Change in net unrealized appreciation
   of investments .................................      3,238,173         693,148          45,435
                                                       -----------     -----------     -----------
   Net realized and unrealized gain (loss)
   on investments .................................      2,619,791        (795,959)         31,208
                                                       -----------     -----------     -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS ................................    $ 2,272,848     $(1,074,421)    $    31,481
                                                       ===========     ===========     ===========

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.

                        See Notes to Financial Statements

                                      17                          Annual Report

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                       Statements of Changes in Net Assets
                    For the Periods Ended September 30,1998

                                              Kobrick-Cendant   Kobrick-Cendant  Kobrick-Cendant
                                                  Capital       Emerging Growth      Growth
                                                  Fund (1)         Fund (1)         Fund (2)
                                                ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income (loss) ........    $   (346,943)    $   (278,462)    $        273
      Net realized loss on investments ....        (618,382)      (1,489,107)         (14,227)
      Change in net unrealized appreciation
         of investments ...................       3,238,173          693,148           45,435
                                               ------------     ------------     ------------
      Net increase (decrease) in net assets
      resulting from operations ...........       2,272,848       (1,074,421)          31,481
      Net increase from Fund share
         transactions (Note 6) ............      25,089,858       19,304,658        1,022,958
                                               ------------     ------------     ------------
      Net increase in net assets ..........      27,362,706       18,230,237        1,054,439
   Net Assets
      Beginning of period .................         100,000          100,000             --
                                               ------------     ------------     ------------
      End of period .......................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                               ============     ============     ============
   Undistributed net investment income ....    $       --       $       --       $        273
                                               ============     ============     ============

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.

                        See Notes to Financial Statements

Annual Report                         18

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                              Financial Highlights
                 For a Share Outstanding Throughout the Period
                     For the Periods Ended September 30,1998

                                               Kobrick-Cendant   Kobrick-Cendant  Kobrick-Cendant
                                                   Capital       Emerging Growth       Growth
                                                   Fund (1)          Fund (1)         Fund (2)
                                                 ------------      ------------     ------------
Net Asset Value at Beginning of Period ....      $     10.00      $     10.00      $    10.00
Income from Investment Operations:
   Net investment income (loss) (3) (6) ...           (0.127)          (0.107)          0.003
   Net Realized and Unrealized Gain
     on Investments (7) ...................            0.837            0.247           0.317
                                                 -----------      -----------      ----------
   Total from Investment Operations .......            0.710            0.140           0.320
                                                 -----------      -----------      ----------

Net Asset Value at End of Period ..........      $     10.71      $     10.14      $    10.32
                                                 ===========      ===========      ==========
Total Return (4) ..........................            7.10%            1.40%           3.20%
Ratios & Supplemental Data
   Net Assets at End of Period (000's) ....      $    27,463      $    18,330      $    1,054
   Ratio of Operating Expenses to
      Average Net Assets (3) (5) ..........            1.75%            1.75%           1.40%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets (5) ..............          (1.38)%          (1.16)%           0.32%
   Portfolio Turnover Rate (4) ............          349.77%          286.87%          10.66%

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.
(3) Net investment income (loss) is after waiver/reimbursement of certain expenses by Kobrick-Cendant Funds, Inc. and the Transfer Agent (See Note 3 to the Trust's financial statements.) Had the Investment Adviser and Transfer Agent not undertaken to waive or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows for the Capital Fund, the Emerging Growth Fund and the Growth Fund: ($0.189), ($0.230), ($0.248) and 2.21%, 2.24%, 11.11%, respectively.
(4)  Not annualized.
(5)  Annualized.
(6)  Computed using the average shares method.
(7) Amount shown for a share outstanding for the Emerging Growth Fund does not correspond with aggregate net gain (loss) on investments (per the Statement of Operations) for period ended, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

                       See Notes to Financial Statements

                                      19                           Annual Report

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                          Notes to Financial Statements
                                September 30, 1998

NOTE 1 -- ORGANIZATION

   The Kobrick-Cendant Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Trust consists presently of three separate Funds:
Kobrick-Cendant Capital Fund (commenced operations January 2, 1998), Kobrick-Cendant Emerging Growth Fund (commenced operations January 2, 1998) and Kobrick-Cendant Growth Fund (commenced operations September 1, 1998) (individually, a "Fund", collectively, the "Funds"). The investment objective of the Kobrick-Cendant Capital Fund is to seek maximum capital appreciation. In seeking to achieve its investment objective, the Kobrick-Cendant Capital Fund invests primarily in equity securities of companies with small, medium and large capitalizations, including those considered by the Fund's investment manager to be undervalued special situations and emerging growth companies. The investment objective of the Kobrick-Cendant Emerging Growth Fund is to provide growth in capital. In seeking to achieve its investment objective, the Kobrick-Cendant Emerging Growth Fund invests primarily in equity securities of emerging growth and small capitalization companies. The investment objective of the Kobrick-Cendant Growth Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Kobrick-Cendant Growth Fund invests primarily in equity securities of companies with large capitalizations believed by the Fund's investment manager to have better than average growth potential over the years.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Security Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment adviser Kobrick-Cendant Funds, Inc. ("Kobrick-Cendant"), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The repurchase

Annual Report                         20

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                              September 30, 1998


agreements are collateralized by U.S. Government securities. The Fund's custodian takes possession of the underlying securities. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to the Fund's operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward, at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. The Funds elected to defer to their fiscal year ending September 30, 1999, losses of $23,331, $1,290,191 and $13,133 on
Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund, respectively.

OFFERING AND ORGANIZATION COSTS: Offering costs, including the fees and expenses of registering and qualifying shares of each Fund for distribution under Federal and state securities regulations, are being amortized over the one-year period from the date each Fund commenced its operations. Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick-Cendant Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected will be realized, not to exceed sixty months.


                                      21                          Annual Report

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

If any of the initial shares of the Kobrick-Cendant Capital Fund and Kobrick-Cendant Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organization costs. Organizational costs associated with the Kobrick-Cendant Growth Fund have been borne by Kobrick-Cendant.

USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

LINE OF CREDIT: The Trust has entered into a committed line of credit with a bank. This line of credit agreement includes restrictions that the Trust maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended September 30, 1998, the Trust had no borrowings against the line of credit.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick-Cendant. Under the agreement, Kobrick-Cendant provides investment management services to the Trust, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of each Fund.

   Cendant Corporation has an interest in non-voting preferred stock of Kobrick-Cendant and warrants which, if exercised, could result in Cendant Corporation owning a majority of the total common stock in Kobrick-Cendant. For the period ended September 30, 1998, Cendant Corporation owned 70%, 81%, and 98% of the Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund, and Kobrick-Cendant Growth Fund, respectively. Investment activities of this shareholder could have a material impact on the Funds.

   Kobrick-Cendant may, from time to time, voluntarily waive its fees or reimburse expenses charged to each Fund. Pursuant to the transfer agent agreement, Boston Financial Data Services, Inc. ("BFDS") has agreed to waive a portion of their fees for the first six months of each Fund's operations. For the period ended September 30, 1998, Kobrick-Cendant and BFDS waived fees and/or reimbursed expenses as follows:

                                          Kobrick-Cendant    Kobrick-Cendant     Kobrick-Cendant
                                              Capital        Emerging Growth         Growth
                                               Fund                Fund               Fund
                                            -----------        -----------         ----------
Expenses Reimbursed by the
   Investment Adviser ...................   $    12,022        $    14,955         $   23,056
   Investment Advisory Fees Waived ......       114,231            112,238                856
Transfer Agent Fees Waived ..............        10,752             10,752              1,694
                                            -----------        -----------         ----------
Total Fees Waived and/or Reimbursed .....   $   137,005        $   137,945         $   25,606
                                            ===========        ===========         ==========

Annual Report                         22

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

     No officer, director or employee of Kobrick-Cendant, or any affiliate thereof, receives any compensation from the Trust for serving as trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual fee from the Trust of $4,000 plus $500 from each Fund for each board meeting attended and $500 from each Fund for each audit committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

NOTE 4 -- DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a plan of distribution (the "Plan") under which each Fund may directly incur certain distribution-related expenses, including: payments to securities dealers and others who are engaged in the sale of shares of each Fund and who may be advising shareholders of each Fund regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Trust's transfer agent; expenses of formulating and implementing marketing and promotional activities; expenses of preparing, printing and distributing sales literature, prospectuses, statements of additional information and reports for recipients other than existing shareholders of each Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable, and any other expenses related to the distribution of the Funds' shares. The annual limitation for expenses pursuant to the plan is .25% of each Fund's average daily net assets.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 1998, were as follows:

                                           Purchases             Sales
                                       ----------------     ----------------
Kobrick-Cendant Capital Fund.......... $   142,717,405      $   119,666,168
Kobrick-Cendant Emerging Growth Fund..     106,991,872           89,200,013
Kobrick-Cendant Growth Fund...........       1,041,879              103,390


     At September 30, 1998, the identified cost of investments for federal income tax purposes owned by each Fund and their respective gross unrealized appreciation and unrealized depreciation were as follows:

                                                                Gross          Gross           Net
                                              Identified      Unrealized     Unrealized     Unrealized
                                                 Cost        Appreciation   Depreciation   Appreciation
                                             ------------   -------------  -------------  -------------
Kobrick-Cendant Capital Fund                 $ 23,074,568   $  3,882,602   $  1,286,142   $  2,596,460
Kobrick-Cendant Emerging Growth Fund           16,501,669      1,744,272      1,250,041        494,231
Kobrick-Cendant Growth Fund                       925,356         65,072         20,731         44,341

                                      23                           Annual Report

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

NOTE 6 - SCHEDULE OF CAPITAL STOCK ACTIVITY

   As of September 30, 1998, an unlimited number of shares of beneficial interest, having no par value, were authorized for the Trust. The capital stock activity for the periods ended are as follows:

                                                 Nine Months Ended
                                                 September 30, 1998
Kobrick-Cendant Capital Fund:             Shares                     Amount
                                       ----------                  -----------
Shares Sold                             3,848,564                  $39,227,006
Shares Redeemed                        (1,295,040)                 (14,137,148)
                                       ----------                  -----------
Net Increase                            2,553,524                  $25,089,858
                                       ==========                  ===========

                                                 Nine Months Ended
                                                 September 30, 1998

Kobrick-Cendant Emerging Growth Fund:     Shares                     Amount
                                       ----------                  -----------
Shares Sold                             3,395,365                  $35,267,792
Shares Redeemed                        (1,598,121)                 (15,963,134)
                                       ----------                  -----------
Net Increase                            1,797,244                  $19,304,658
                                       ==========                  ===========

                                                  One Month Ended
                                                 September 30, 1998

Kobrick-Cendant Growth Fund:              Shares                     Amount
                                       ----------                  -----------
Shares Sold                               102,195                  $ 1,023,020
Shares Redeemed                                (6)                         (62)
                                       ----------                  -----------
Net Increase                              102,189                  $ 1,022,958
                                       ==========                  ===========


Annual Report                         24

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of Kobrick-Cendant Investment Trust and Shareholders of:

     Kobrick-Cendant Capital Fund
     Kobrick-Cendant Emerging Growth Fund
     Kobrick-Cendant Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund (constituting Kobrick-Cendant Investment Trust, hereafter referred to as the "Trust") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
November 11, 1998



--------------------------------------------------------------------------------
The Kobrick-Cendant Investment Trust's former accountants, Ernst & Young LLP, resigned and have been replaced by PricewaterhouseCoopers LLP on approval by the Board of Trustees. There were no disagreements with the former accountants on any matters.

                                     25                          Annual Report

[LOGO OF KOBRICK CENDANT FUNDS APPEARS HERE]






        Kobrick Cendant Capital Fund

Kobrick Cendant Emerging Growth Fund

         Kobrick Cendant Growth Fund



                                                         Annual Report

                              September 30, 1998